                                                                EXHIBIT 10.7

                   REVERSE SPLIT DOLLAR INSURANCE AGREEMENT
                   ----------------------------------------


     This AGREEMENT is made and entered into this 15th day of March, 1993, by and between NANOMETRICS INCORPORATED (hereafter, "Corporation") and VINCENT J. COATES (hereafter, "Employee").

                                    RECITALS
                                    --------
     WHEREAS, Employee is a valuable and efficient employee of Corporation and has been since incorporation; and

     WHEREAS, Employee has agreed to continue to provide such services to Corporation, and Corporation desires that Employee do so; and

     WHEREAS, in the continuation of such relationship the parties desire to establish a reverse split dollar arrangement in order to provide insurance protection for the benefit of both Employer and Corporation; and

     WHEREAS, Employee has applied for a Universal Life Plan of Insurance (hereafter, including any and all supplemental riders or endorsements thereto, "the Policy") issued by Chubb Life Insurance Company, Concord, New Hampshire (hereafter, "Chubb") in the face amount of Eight Million Dollars ($8,000,000); and

     WHEREAS, Employee and Corporation agree to make the Policy subject to this split-dollar agreement (hereafter, "Agreement");
     NOW THEREFORE, in consideration of the foregoing and the mutual covenants hereinafter set forth, the parties hereto agree as follows:

                                   ARTICLE I

                              OWNERSHIP OF POLICY
                              -------------------

     1.1  Employee as Owner.  Employee shall be the owner of the Policy and may
          -----------------
exercise all ownership rights granted to the owner thereof by the terms of the Policy, except as may otherwise be provided herein. Employee and Corporation agree that the Policy shall be subject to the terms and conditions of this Agreement.

     1.2  Collateral Assignment.  Employee agrees to execute a collateral
          ---------------------
assignment of the Policy (hereafter, "the Assignment") to Corporation, in substantially the form of Exhibit A attached hereto, to secure Corporation's
                          ---------
rights under this Agreement.

          a.  Corporation's rights.  Corporation's interest in and to the Policy
              --------------------
     shall be specifically limited to (i) the right to realize against the proceeds of the Policy, in the event of Employee's death, an amount (hereafter, "Corporation's Portion") equal to its Policy interest as provided in paragraph 3.2 of Article III below; (ii) the right to realize against the cash value of the Policy, in the event of a termination of this Agreement as provided in paragraph 4.1 of Article IV below, an amount equal to the unearned portion of the premium paid by Corporation for the policy year in which the termination occurs; and (iii) the right to execute a written release of the Assignment upon receipt by Corporation of its Policy interest.

          b.  Employee's Rights.  Employee shall retain all rights as owner of
              -----------------
     the Policy, including, but not limited to, (i) the right to assign Employee's interest in and to the Policy; (ii) the right to designate and to change the beneficiary(ies) of that portion of the proceeds of the Policy to which Employee is entitled under paragraph 3.1 of Article III below (hereafter, "Employee's Portion") upon the death of Employee; (iii) the right to elect any settlement option available with respect to Employee's Portion; (iv) the right to exercise all nonforfeiture or lapse option rights permitted by the terms of the Policy; (v) the right to cause the surrender of the Policy, provided that Employee shall give Corporation at least thirty (30) days' advance written notice of such exercise; and (vi) the right to obtain, directly or indirectly, one or more loans or advances against the cash surrender value of the Policy and the right to pledge or assign the Policy as security for such loans or advances, provided that any such action by Employee shall in no way diminish Corporation's rights pursuant to subparagraph a above.

The Assignment shall set forth the rights of Corporation in and to the Policy as herein set forth. Employee and Corporation agree to be bound by the terms of the Assignment.

     1.3  Division of Benefits.  It is agreed that benefits under the Policy may
          --------------------
be paid by Chubb either by separate checks to the parties entitled thereto, or by a joint check. In the latter instance, Employee and Corporation agree that the benefits shall be divided as provided herein.

                                   ARTICLE II

                              PAYMENT OF PREMIUMS
                              -------------------

     2.1  "Premium" Defined.  As used herein, the term "premium" shall include
          -----------------
all costs associated with any and all supplemental riders and endorsements to the Policy.

     2.2  Premium Shares.  Corporation's annual share of the premium shall be
          --------------
Two Hundred Thousand Dollars ($200,000). Employee's annual share of the premium shall equal the premium required to maintain the Policy in force less the share of the premium allocated to Corporation above.

     2.3  Time for Payment.  Corporation (i) shall pay to Chubb the full premium
          ----------------
due on the Policy on or before the due date of each premium payment, and in any event, not later than the expiration of the grace period under the Policy for such premium payment; and (ii) shall furnish Employee with written notice of such timely payment. Within ten (10) days of Employee's receipt of such notice, Employee shall reimburse Corporation for that portion of the premium payment equal to Employee's share of the premium as provided in paragraph 2.2 above.

     Notwithstanding the foregoing, if Corporation shall fail to pay any premium payment within twenty (20) days after its due date, Employee may pay the premium due; and within ten (10) days of Employee's payment of such premium, Corporation shall reimburse Employee for the portion of the premium payment not payable by Employee pursuant to the terms hereof.

     2.4  Excess Premiums.  Notwithstanding any other provision in this
          ---------------
agreement, Employee may deposit premiums with Chubb in excess of the premium required to maintain the Policy in force.

                                  ARTICLE III

                          RIGHTS UPON DEATH OF INSURED
                          ----------------------------

     3.1  Corporation's Portion of Death Benefit.  Upon the death of Employee,
          --------------------------------------
Corporation shall be entitled to receive, from the proceeds of the Policy, an amount equal to Eight Million Dollars ($8,000,000).

     3.2  Employee's Portion of Death Benefit.  Upon the death of Employee, the
          -----------------------------------
beneficiary designated by the Employee shall be entitled to receive the balance of the proceeds of the Policy remaining after deducting Corporation's Portion.

     3.3    Beneficiary Designation.  Employee and Corporation agree to conform
            -----------------------
the beneficiary designation for the Policy to the provisions hereof.

                                   ARTICLE IV

                      RIGHTS UPON TERMINATION OF AGREEMENT
                      ------------------------------------

     4.1  Events of Termination.  This Agreement shall automatically terminate
          ---------------------
upon the occurrence of any of the following events:     (a)  the bankruptcy,
receivership or dissolution of Corporation;

          (b) the termination of Employee's employment with Corporation, other than by reason of Employee's death;

          (c) Employee's notice, pursuant to clause (v) of paragraph 1.2b of
Article I above, of its intent to exercise its right to surrender the Policy;

          (d) Corporation's written notice of its intent to terminate the Agreement; or

          (e) the mutual written agreement of Corporation and Employee.

     4.2  Rights Upon Termination.  In the event of termination of this
          -----------------------
Agreement as specified above, Employee shall pay to Corporation the amount determined in accordance with paragraph 4.3 below. Upon receipt of such amount, Corporation's interest in the Policy will be extinguished, and Corporation shall execute an appropriate instrument of release of the Assignment, taking all other steps necessary to effect said release.

     4.3  Amount Payable.  If this Agreement is terminated as hereinabove
          --------------
provided, Corporation shall be entitled to receive from Employee an amount equal to the unearned portion of the premium paid by Corporation for the policy year in which the termination occurs.

                                   ARTICLE V

                           ADMINISTRATIVE PROVISIONS
                           -------------------------

     5.1  Insurer's Responsibility.  Insurer shall not be considered a party to
          ------------------------
this Agreement and shall not be bound hereby. No provision of this Agreement, or any amendment hereof, shall in any way enlarge, change, vary or affect Insurer's obligations as expressly provided in the Policy, except as the same may become a part of the Policy by Insurer's acceptance of the Assignment.

     5.2  Amendment.  This Agreement may not be cancelled, amended, altered or
          ---------
modified except by a written instrument signed by Employee and a duly authorized representative of Corporation.

     5.3  Notice.  Any and all notices required or permitted under the terms of
          ------
this Agreement to be given by one party to another shall be in writing, signed by the party giving such notice, and may be given either (i) by delivering the same to such other party personally or (ii) by mailing the same by United States certified mail, postage prepaid, to the other party's appropriate address, in which case the date of mailing shall be deemed the date of such notice.

     5.4  Binding Effect.  This Agreement shall be binding upon and shall inure
          --------------
to the benefit of Corporation and its successors, Employee and all Policy beneficiaries. Employee and Corporation agree that either party may assign its interest under this Agreement upon the written consent of the other party, and any assignee shall be bound by the terms and conditions of this Agreement as if made an original party hereto.

     5.5  Governing Law.  This Agreement and the interests and rights of the
          -------------
parties hereunder shall be governed by and construed in accordance with the laws of the State of California.

     5.6  Headings.  All headings or captions in this Agreement are for
          --------
reference purposes only and shall not expand, limit, change or affect the meaning of any provision of this Agreement.

     5.7  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     5.8  Term.  This Agreement shall be effective as of the date the Policy is
          ----
issued by Chubb, and shall continue until terminated as herein provided or until all covenants herein activated by the death of Employee are fully carried out.

                                      Corporation
                                      -----------

                                      NANOMETRICS INCORPORATED


                                      By   /s/ Bill Turnquist
                                           ----------------------------

                                      Its  Senior Vice President
                                           ----------------------------

                                      Employee
                                      --------

                                           /s/ Vincent J. Coates
                                           ----------------------------
                                           Vincent J. Coates, Employee

                             COLLATERAL ASSIGNMENT
                             ---------------------


     This ASSIGNMENT is made and entered into effective as of the _____ day of _______________, 19___, by VINCENT J. COATES (hereafter, "Assignor"), as owner of that certain insurance policy issued by Chubb Life Insurance Company (hereafter, "Insurer") on his life, as more fully described in Exhibit A
                                                               ---------
attached hereto and made a part hereof (hereafter, including with any and all supplemental riders or endorsements thereto, "the Policy"), to NANOMETRICS INCORPORATED (hereafter, "Assignee").

                                  WITNESSETH:
                                  ----------

     WHEREAS, Assignor and Assignee entered into that certain Reverse Split-Dollar Insurance Agreement dated _________________, (hereafter, "the Agreement"); and

     WHEREAS, in consideration of Assignee's agreeing to pay a portion of the Policy premiums, Assignor agrees to grant to Assignee a security interest in and to the Policy to secure Assignee's rights to certain benefits from the Policy;

     NOW, THEREFORE, for value received, Assignor hereby assigns, transfers and sets over to Assignee, and its successors and assigns, the following specific rights in and to the Policy, subject to the terms and conditions hereof:

     1. This Assignment is made, and the Policy is to be held, as collateral security for Assignee's interest in the Policy pursuant to the terms of the Agreement.

     2. Assignee's interest in and to the Policy shall be specifically limited to:
          (a) the right to realize against the proceeds of the Policy, in the event of Assignor's death, an amount equal to its Policy interest as provided in paragraph 3.1 of the Agreement;

          (b) the right to realize against the cash value of the Policy, in the event of a termination of the Agreement pursuant to paragraph 4.1 of said Agreement, an amount equal to the unearned portion of the premium paid by Assignee for the policy year in which the termination occurs; and

          (c) the right to release this Assignment upon receipt of the amount specified in paragraph 4.3 of the Agreement.

     3. Assignor shall retain all incidents of ownership in the Policy, including, but not limited to:

          (a) the right to assign Assignor's interest in and to the Policy;

          (b) the right to designate and to change the beneficiary(ies) of the Policy;

          (c) the right to elect any settlement option available with respect to the Policy;

          (d) the right to exercise all nonforfeiture or lapse option rights permitted by the terms of the Policy;

          (e) the right to cause the surrender of the Policy; and

          (f) the right to obtain, directly or indirectly, one or more loans or advances against the cash surrender value of the Policy and the right to pledge or assign the Policy as security for such loans or advances, provided that any such action by Assignor shall in no way diminish Assignee's right to receive the Corporation's Portion (as defined in para graph 1.2.a of the Agreement);

provided, however, all rights retained by Assignor shall be subject to the terms and conditions of the Agreement.

     4. Assignee shall forward the Policy to Insurer, without unreasonable delay, for endorsement of any designation or change of beneficiary, any election of an optional mode of settlement or the exercise of any other right required by this collateral assignment agreement.

     5. Insurer is hereby authorized to recognize Assignee's claims to rights hereunder without investigating the reason for any action taken by Assignee, the amount of Assignee's premium outlay or the existence of any default therein, the giving of any notice required herein or under the Agreement or the application to be made by Assignee of any amounts to be paid to Assignee. The signature of Assignee shall be sufficient for the exercise of any rights under the Policy assigned hereby to Assignee and the receipt of Assignee for any sums received by Assignee shall be a full discharge and release therefor to Insurer.

     6. Insurer shall be fully protected in recognizing the requests made by Assignor for surrender of the Policy, with or without the consent of Assignee, and upon such surrender, the Policy shall be terminated and shall be of no further force or effect.

     7. Upon full payment to Assignee of the Corporation's Portion (as defined in paragraph 1.2.a of the Agreement), Assignee shall reassign to Assignor the Policy and all specific rights included in this Assignment.

     IN WITNESS WHEREOF, the undersigned has executed this Assignment as of the date first above written.


---------------------------------          -----------------------------------
            Witness                        VINCENT J. COATES, Assignor

                                   EXHIBIT A

                      Description of Insurance Policy(ies)
                      ------------------------------------


             Insurance       Type of                               Policy
Policy #      Company       Insurance           Insured            Amount
--------    ------------    ----------    -------------------    ----------